                                                                      EXHIBIT 23


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-24217, 333-50189 and 333-59615) and on Form S-3
(Nos. 333-46055, 33-38869, 33-63119, 333-45377 and 333-56873) of Vector Group
Ltd. of our report dated March 30, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Miami, Florida
March 30, 2001